(Loss) Earnings Per Share (Notes)	12 Months Ended
Dec. 31, 2014
(Loss) Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
(LOSS) EARNINGS PER SHARE

Basic (loss) earnings per share is computed by dividing net income by the number of weighted-average ordinary shares outstanding during the period. Diluted (loss) earnings per share is computed using the weighted-average ordinary shares outstanding and, if dilutive, potential ordinary shares outstanding during the period. Potential ordinary shares represent the incremental ordinary shares issuable for RSUs and stock option exercises. The Company calculates the dilutive effect of outstanding RSUs and stock options on (loss) earnings per share by application of the treasury stock method.
The computations of basic and diluted (loss) earnings per share assumes that the number of ordinary shares outstanding for all periods prior to the closing of the Offering on May 28, 2014 was equal to the number of ordinary shares of SunEdison Semiconductor Limited outstanding on May 28, 2014.
Basic and diluted (loss) earnings per share ("EPS") for the years ended December 31, 2014, 2013, and 2012 were calculated as follows:

	2014		2013		2012
In millions, except per share amounts	Basic	Diluted	Basic	Diluted	Basic	Diluted
EPS Numerator:
Net (loss) income attributable to SunEdison Semiconductor Limited	$(90.2)	$(90.2)	$(57.7)	$(57.7)	$121.3	$121.3

EPS Denominator:
Weighted-average shares outstanding	41.5	41.5	41.5	41.5	41.5	41.5
(Loss) earnings per share	$(2.17)	$(2.17)	$(1.39)	$(1.39)	$2.92	$2.92

The computations for diluted loss per share for the year ended December 31, 2014 excludes approximately 1.7 million options to purchase SunEdison Semiconductor shares and 1.6 million RSUs because the effect would have been anti-dilutive. No SunEdison Semiconductor options or RSUs were outstanding during the years ended December 31, 2013 and 2012.